UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 5, 2023

PUBLIC STORAGE

(Exact name of registrant as specified in its charter)

Maryland	001-33519	95-3551121
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

701 Western Avenue, Glendale, California	91201-2349
(Address of principal executive offices)	(Zip Code)

(818) 244-8080

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of exchange on which registered
Common Shares, $0.10 par value	PSA	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.150% Cum Pref Share, Series F, $0.01 par value	PSAPrF	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.050% Cum Pref Share, Series G, $0.01 par value	PSAPrG	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 5.600% Cum Pref Share, Series H, $0.01 par value	PSAPrH	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.875% Cum Pref Share, Series I, $0.01 par value	PSAPrI	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.700% Cum Pref Share, Series J, $0.01 par value	PSAPrJ	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.750% Cum Pref Share, Series K, $0.01 par value	PSAPrK	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.625% Cum Pref Share, Series L, $0.01 par value	PSAPrL	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 4.125% Cum Pref Share, Series M, $0.01 par value	PSAPrM	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.875% Cum Pref Share, Series N, $0.01 par value	PSAPrN	New York Stock Exchange
Depositary Shares Each Representing 1/1,000 of a 3.900% Cum Pref Share, Series O, $0.01 par value	PSAPrO	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series P, $0.01 par value	PSAPrP	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 3.950% Cum Pref Share, Series Q, $0.01 par value	PSAPrQ	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.000% Cum Pref Share, Series R, $0.01 par value	PSAPrR	New York Stock Exchange
Depositary Shares, Each Representing 1/1,000 of a 4.100% Cum Pref Share, Series S, $0.01 par value	PSAPrS	New York Stock Exchange
0.875% Senior Notes due 2032	PSA32	New York Stock Exchange
0.500% Senior Notes due 2030	PSA30	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On February 5, 2023, Public Storage (“Public Storage” or the “Company”) issued a press release (the “Press Release”) announcing its proposal (the “Proposal”) to acquire all of the outstanding shares of common stock of Life Storage, Inc. (“Life Storage”).

The foregoing description of the Proposal is qualified in its entirety by reference to the Press Release, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

99.1	Press Release, dated February 5, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements relating to any possible transaction between Public Storage and Life Storage, expectations regarding outlook and all underlying assumptions, expected acquisition, disposition, development and redevelopment activity, supply and demand for self-storage facilities, information relating to operating trends in markets where Public Storage and Life Storage operate, expectations regarding operating expenses, including property tax changes, expectations regarding the impacts from inflation and a potential future recession, Public Storage’s strategic priorities, expectations with respect to financing activities, rental rates, cap rates and yields, leasing expectations, Public Storage’s and Life Storage’s credit ratings, and all other statements other than statements of historical fact. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this Form 8-K, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” and similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Public Storage’s or Life Storage’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may impact future results and performance include, but are not limited to those factors and risks described in Part 1, Item 1A, “Risk Factors” in Public Storage’s and Life Storage’s respective Annual Reports on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) for the year ended December 31, 2021 and in other filings with the SEC. These include, but are not limited to: (i) the ultimate outcome of any possible transaction between Public Storage and Life Storage, including the possibility that Life Storage will reject the proposed transaction with Public Storage; (ii) uncertainties as to whether Life Storage will cooperate with Public Storage regarding the proposed transaction; (iii) the effect of the announcement of the proposed transaction on the ability of Public Storage and Life Storage to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships; (iv) the timing of the proposed transaction; (v) the ability to satisfy closing conditions to the completion of the proposed transaction (including any necessary shareholder approvals); (vi) other risks related to the completion of the proposed transaction and actions related thereto; (vii) changes in demand for Public Storage’s or Life Storage’s facilities; (viii) impacts of natural disasters, adverse changes in laws and regulations including governing property tax, evictions, rental rates, minimum wage levels, and insurance, adverse economic effects from the COVID-19 pandemic, international military conflicts, or similar events impacting public health and/or economic activity; (ix) increases in the costs of Public Storage’s or Life Storage’s primary customer acquisition channels; (x) adverse impacts to Public Storage or Life Storage and their respective customers from inflation, unfavorable foreign currency rate fluctuations, changes in federal or state tax laws related to the taxation of REITs; and (xi) security breaches, including ransomware, or a failure of Public Storage’s or Life Storage’s respective networks, systems or technology.

Additional Information

This Current Report on Form 8-K does not constitute an offer to buy or solicitation of an offer to sell any securities. This Form 8-K relates to a proposal which Public Storage has made for an acquisition of Life Storage. In furtherance of this proposal and subject to future developments, Public Storage (and, if a negotiated transaction is agreed, Life Storage) may file one or more registration statements, proxy statements or other documents with the SEC. This Form 8-K is not a substitute for any proxy statement, registration statement, prospectus or other document Public Storage and/or Life Storage may file with the SEC in connection with the proposed transaction.

Investors and security holders of Public Storage and Life Storage are urged to read the proxy statement(s), registration statement, prospectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information about the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of Public Storage and/or Life Storage, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by Public Storage through the website maintained by the SEC at http://www.sec.gov.

This Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

This Form 8-K is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be made with the SEC. Nonetheless, Public Storage and its trustees and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions. You can find information about Public Storage’s executive officers and trustees in Public Storage’s definitive proxy statement filed with the SEC on March 18, 2022 and Annual Report on Form 10-K filed with the SEC on February 22, 2022. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when available) may be obtained free of charge from the SEC’s website at http://www.sec.gov.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUBLIC STORAGE

February 6, 2023	By:	/s/ H. Thomas Boyle
	Name:	H. Thomas Boyle
	Title:	Senior Vice President, Chief Financial Officer and Chief Investment Officer

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